EXHIBIT 23.4


I consent to being named, in the Registration Statement on Form S-1 to be filed by Carriage Services, Inc., as about to become a director of Carriage Services, Inc.





/s/ STUART W. STEDMAN
    Stuart W. Stedman
    June 6, 1996